U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES AND EXCHANGE ACT OF 1934

                           June 1, 2004
                   --------------------------------
                   (Date of earliest event reported)


                      Commission File #0-11078

                  THE AMERICAN EDUCATION CORPORATION
----------------------------------------------------------------
(Exact name of small business issuer as specified in its charter)

             Nevada                          73-1621446
---------------------------------    ---------------------------------
  (State or other jurisdiction       (IRS Employer Identification No.)
of incorporation or organization)

              7506 North Broadway Extension, Suite 505
                      Oklahoma City, OK  73116
              ----------------------------------------
              (Address of principal executive offices)

                           (405) 840-6031
                     ---------------------------
                     (Issuer's telephone number)


Item 5.  Other events.

On June 1, 2004, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION ANNOUNCES IMPORTANT NEW CONTENT AND TECHNOLOGY PARTNERSHIPS."

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Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

            99.1:  Company press release titled "THE AMERICAN
                   EDUCATION CORPORATION ANNOUNCES IMPORTANT NEW
                   CONTENT AND TECHNOLOGY PARTNERSHIPS" dated
                   June 1, 2004.




                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on June 2, 2004.

                                   THE AMERICAN EDUCATION CORPORATION


Date:  June 2, 2004                By:  /s/ Jeffrey E. Butler
                                   --------------------------
                                   Jeffrey E. Butler
                                   President, Chief Executive Officer

------------------ --------------------------------------------------

Exhibit No.

     99.1  Company press release titled "THE AMERICAN EDUCATION
           CORPORATION ANNOUNCES IMPORTANT NEW CONTENT AND
           TECHNOLOGY PARTNERSHIPS" dated June 1, 2004.


                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release

         THE AMERICAN EDUCATION CORPORATION ANNOUNCES IMPORTANT
                     NEW CONTENT & TECHNOLOGY PARTNERSHIPS

Oklahoma City, June 1, 2004: The American Education Corporation (AEC) (OTC/BB: AEDU) today announced that in recent weeks it has entered into a new relationship with CLEARVUE/eav, Inc. in Chicago, IL. In addition, the company has expanded and restructured an important relationship with CS&C in Chicago, IL, the co-developer of its Spanish-language content.

The new CLEARVUE/eav relationship reflects an exchange of proprietary content and technology providing benefits to both AEC and CLEARVUE/eav. Through the new relationship, AEC will gain access to more than 10 hours of video content to enrich the learning experience in the Company's A+nyWhere Learning System product family. CLEARVUE/eav will now be provided the rights to utilize AEC's highly regarded state standards and intermediary skill sets technology and content, allowing CLEARVUE/eav to align its current products to more than 80 state and national learner objectives.

Since 1999, CS&C has partnered with AEC in the development of its highly successful Spanish Language educational software for Language Arts and Mathematics. The terms of the new agreement provide for additional development and marketing of updates in current content as well as expansion of new content into other subject areas and grade levels. The agreement also recognizes the importance of the Internet and online delivery and provides for restructured royalty and other payments to improve competitiveness.

CLEARVUE/eav produces top-quality educational media for today's classrooms and is known for its extensive product offerings in music, art, guidance, secondary science, secondary social studies, and secondary English. Content is available as digital video files, DVDs, VHS, CD-ROMs, and e-Learning Modules and comes with extensive supplemental teaching materials. For more information on CLEARVUE/eav, or to place an order, call 1-800-253-2788 or visit www.clearvue.com.

CS&C, Inc. was established in 1988 as a consulting firm specializing in education and technology. The firm provides innovative programs and services to enhance learning in education, business, and government on a local and national level. Information about CS&C can be found at www.csc-julex.com.

The American Education Corporation develops and markets educational software to elementary, middle and secondary schools, adult literacy centers, as well as vocational, junior and community colleges. The Company develops software for Windows, Macintosh, UNIX and Linux operating systems. The Company's Java-based technology, the A+nyWhere Learning System, registered, Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development (GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the World Book Multimedia Encyclopedia and GoKnow's scientifically based, Internet accessible curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 11,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations.


The American Education Corporation
June 1, 2004
Page Two



A+dvancer Online Courseware, trademark, the Company's new diagnostic, prescriptive test and online developmental curriculum offering, is aligned to ACCUPLACER OnLine, registered, the leading college placement test for students requiring developmental support to enroll in full-credit secondary coursework in mathematics, reading, algebra and writing. All company products are designed to maximize instructional effectiveness and to comply with The No Child Left Behind Act of 2001.

ACCUPLACER and ACCUPLACER OnLine are either trademarks or registered trademarks owned by the College Entrance Examination Board, New York, NY.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.

                   THE AMERICAN EDUCATION CORPORATION
                        7506 BROADWAY EXTENSION
                        OKLAHOMA CITY, OK 73116
                             1-800-34APLUS
                            www.amered.com

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